EXHIBIT 20.1



OAKWOOD MORTGAGE INVESTORS, INC. 1996-B               REPORT DATE:  JULY 5, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 1
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                      Jul-96


                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

Beginning                                                            Ending         Scheduled                 Scheduled
Principal        Scheduled     Prepaid     Liquidated   Contracts    Principal      Gross         Servicing   Pass Thru  Liquidation
Balance          Principal     Principal   Principal    Repurchased  Balance        Interest        Fee        Interest    Proceeds
------------------------------------------------------------------------------------------------------------------------------------


215,662,295.02   525,363.62 (1,548,844.75)    0.00         0.00     213,588,086.65  2,010,689.36  179,718.58  1,830,970.78   0.00
====================================================================================================================================



               Amount
  Reserve    Available for
 Fund Draw   Distribution
--------------------------



     0.00    4,084,897.73
===========================




                    Mezzanine Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------------

Beginning                      Investment    Balance Before      Reserve    Reserve       Balance After
 Balance   Deposits  Distrib.   Interest  Current Distribution   Fund Draw  Fund Deposit  Current Distribution          Excess
---------------------------------------------------------------------------------------------------------------------------------

0.00         0.00      0.00       0.00           0.00             0.00      431,325.00      431,325.00                  0.00
=================================================================================================================================





Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

431,325.00         431,325.00
=======================================





Class B-1 Reserve Fund as of Cutoff Date
Beginning                       Investment    Balance Before      Reserve     Reserve       Balance After
 Balance   Deposits    Distrib.  Interest  Current Distribution   Fund Draw   Fund Deposit  Current Distribution     Excess
------------------------------------------------------------------------------------------------------------------------------------

0.00        0.00        0.00      0.00               0.00             0.00      323,494.00      323,494.00             0.00
====================================================================================================================================



Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

 323,494.00         323,494.00
=======================================


Class B-2 Reserve Fund as of Cutoff Date
Beginning                      Investment    Balance Before      Reserve      Reserve       Balance After
 Balance   Deposits  Distrib.   Interest  Current Distribution   Fund Draw    Fund Deposit  Current Distribution          Excess
-----------------------------------------------------------------------------------------------------------------------------------

 0.00       0.00      0.00       0.00               0.00            0.00      34,632.97       34,632.97                   0.00
===================================================================================================================================




Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

215,662.00         215,662.00
=======================================



                               Certificate Account
--------------------------------------------------------------------------------

Beginning           Deposits                         Investment     Ending
 Balance     Principal    Interest    Distributions  Interest      Balance
--------------------------------------------------------------------------------

0.00        1,647,664.38  441,202.20       0.00      2,716.04   2,091,582.62
================================================================================


                P&I Advances at Distribution Date
----------------------------------------------------------

Beginning   Recovered     Current            Ending
 Balance     Advances     Advances           Balance
----------------------------------------------------------


0.00           0.00        9,412.84          9,412.84
==========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE: JULY 5, 1996
REMITTANCE REPORT                                      POOL REPORT #1
REPORTING MONTH:                                  Jul-96             Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------

(a) Remittance date on or after January 2001                                               N

(b) Average 60 day Delinquency rate (less than symbol)=           5%                       N

(c) Average 30 day Delinquency rate (less than symbol)=           7%                       N

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                   Aug. 1996 -Aug. 1997       4%                                           N
                   Jan 2001 -Aug. 2002        7%                                           N
                   Aug. 2002 - Jan. 2003      8%                                           N
                   Jan, 2003 -                9%                                           N


(e) Current realized loss ratio (less than symbol)=            2.75%                    Y

(f) Are class B principal balances plus Accelerated
     Principal Distributions (greater than symbol) =          22.750%
     of stated scheduled pool balance

                Beginning B-1 balance                                     17,253,000.00
                Beginning B-2 balance                                     10,783,295.00
                Beginning Accelerated Principal Distribution                       0.00
                                                                   --------------------
                                                                          28,036,295.00
                Divided by beginning pool
                balance                                                  215,662,295.02
                                                                   --------------------
                                                                                 13.000%  N
                                                                   ====================




Average 60 day delinquency ratio:

                            Over 60s           Pool Balance            %
                       --------------------------------------------------------

Current Mo                              0.00          213,588,086.65 0.00%
1st Preceding Mo                        0.00                    0.00 0.00%
2nd Preceding Mo                        0.00                    0.00 0.00%
                                                       Divided by       3
                                                                  -------------
                                                                     0.00%
                                                                  =============

Average 30 day delinquency ratio:


                            Over 30s           Pool Balance            %
                       --------------------------------------------------------

Current Mo                        999,968.22          213,588,086.65 0.47%
1st Preceding Mo                        0.00                    0.00 0.00%
2nd Preceding Mo                        0.00                    0.00 0.00%
                                                       Divided by      3
                                                                  -------------
                                                                     0.00%
                                                                  =============

Cumulative loss ratio:

                        Cumulative losses                    0.00
                                          ------------------------
Divided by Initial Certificate Principal           215,662,295.00   0.000%
                                                                  =============



Current realized loss ratio:
                       Liquidation                 Pool
                             Losses               Balance
                       -------------------------------------------

Current Mo                              0.00          215,662,295.02
1st Preceding Mo                        0.00                    0.00
2nd Preceding Mo                        0.00                    0.00
                                                                     0.000%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  JULY 5, 1996
REMITTANCE REPORT                                    POOL REPORT # 1
REPORTING MONTH:                                Jul-96             Page 3 of 6



                                                                  Delinquency Analysis
                                                                                                                 Active Repos
                                           31 to 59 days   60 to 89 days  90 days and Over   Total Delinq.       Outstanding
              No. of      Principal           Principal        Principal      Principal         Principal         Principal
              Loans       Balance         #   Balance       #   Balance    #  Balance      #    Balance      #     Balance
              ------------------------------------------------------------------------------------------------------------------


Excluding Repos   7,882  213,573,689.60  41    985,571.17   0     0.00     0     0.00      41  985,571.17   1     14,397.05

        Repos         1       14,397.05   1     14,397.05   0     0.00     0     0.00       1   14,397.05
              --------------------------------------------------------------------------------------------

        Total     7,883  213,588,086.65  42    999,968.22   0     0.00     0     0.00      42  999,968.22
              ============================================================================================

                                                                                          0.5%       0.47%
                                                                            ==============================





           Repossession Analysis
        Reversal          Current Month
      (Redemption)            Repos         Cumulative Repos
       Principal             Principal          Principal
    #    Balance      #       Balance     #      Balance
------------------------------------------------------------


   0      0.00       1      14,397.05    1     14,397.05

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  JULY 5, 1996
REMITTANCE REPORT                                     POOL REPORT # 1
REPORTING MONTH:                          Jul-96
                                                                    Page 4 of 6
REPOSSESSION LIQUIDATION REPORT




                     Liquidated                                            Net                  Net        Current
   Account Customer  Principal     Sales  Insur.   Total   Repossession Liquidation Unrecov.  Pass Thru   Period Net      Cumulative
   Number    Name     Balance    Proceeds Refunds Proceeds   Expenses    Proceeds   Advances   Proceeds   Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------


                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                                                    0.00                   0.00                   0.00        0.00
                    -----------------------------------------------------------------------------------------------------
                           0.00     0.00  0.00      0.00       0.00        0.00         0.00      0.00        0.00           0.00
                    ================================================================================================================


As a percentage of the aggregate cut-off date principal balance                                                              0.00
                                                                                                                     ===============



OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  JULY 5, 1996
REMITTANCE REPORT                                     POOL REPORT # 1
REPORTING MONTH:                            Jul-96
                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                   Original       Beginning        Current       Accelerated               Ending
               Cert.             Certificate     Certificate      Principal       Principal   Writedown  Certificate
               Class               Balances       Balances         Payable       Distribution  Amounts    Balances
------------------------------------------------------------------------------------------------------------------------------


A-1                               45,290,000.00   45,290,000.00   (2,074,208.37)     0.00        0.00    43,215,791.63
A-1 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

A-2                               35,585,000.00   35,585,000.00            0.00      0.00        0.00    35,585,000.00
A-2 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

A-3                               32,350,000.00   32,350,000.00            0.00      0.00        0.00    32,350,000.00
A-3 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

A-4                               22,642,000.00   22,642,000.00            0.00      0.00        0.00    22,642,000.00
A-4 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

A-5                               32,350,000.00   32,350,000.00            0.00      0.00        0.00    32,350,000.00
A-5 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

A-6                               19,409,000.00   19,409,000.00            0.00      0.00        0.00    19,409,000.00
A-6 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

B-1                               17,253,000.00   17,253,000.00            0.00      0.00        0.00    17,253,000.00
B-1 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

B-2                               10,783,295.00   10,783,295.00            0.00      0.00        0.00    10,783,295.00
B-2 Outstanding Writedown                  0.00            0.00            0.00      0.00        0.00             0.00

Excess Asset Principal Balance             0.00            0.00            0.00      0.00        0.00             0.00


                                 -------------------------------------------------------------------------------------

                                 215,662,295.00  215,662,295.00   (2,074,208.37)     0.00        0.00   213,588,086.63
                                 =====================================================================================



                                                        Principal Paid
          Cert.                           Pool             Per $1,000
         Class                           Factor           Denomination
-------------------------------   ----------------------------------------


A-1
A-1 Outstanding Writedown               95.42016%        45.80
                                         0.00             0.00
A-2
A-2 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
A-3
A-3 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
A-4
A-4 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
A-5
A-5 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
A-6
A-6 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
B-1
B-1 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00
B-2
B-2 Outstanding Writedown              100.00000%         0.00
                                         0.00             0.00

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  JULY 5, 1996
REMITTANCE REPORT                                     POOL REPORT # 1
REPORTING MONTH:                          Jul-96
                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                       Interest Paid
           Certificate     Remittance  Beginning       Current       Total     Interest        Ending   Per $1,000     Cert.
              Class           Rate     Balance        Accrual         Paid     Shortfall       Balance  Denomination   Class
                         -------------------------------------------------------------------------------------------------------


A-1                        5.5475%      0.00        146,560.33    146,560.33        0.00        0.00         3.24      A-1
A-1  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-1  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

A-2                        6.8000%      0.00        201,648.33    201,648.33        0.00        0.00         5.67      A-2
A-2  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-2  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

A-3                        7.1000%      0.00        191,404.17    191,404.17        0.00        0.00         5.92      A-3
A-3  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-3  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

A-4                        7.3500%      0.00        138,682.25    138,682.25        0.00        0.00         6.13      A-4
A-4  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-4  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

A-5                        7.6500%      0.00        206,231.25    206,231.25        0.00        0.00         6.38      A-5
A-5  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-5  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

A-6                        8.0000%      0.00        129,393.33    129,393.33        0.00        0.00         6.67      A-6
A-6  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
A-6  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

B-1                        8.3920%      0.00        120,655.98    120,655.98        0.00        0.00         6.99      B-1
B-1  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
B-1  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

B-2                        9.6440%      0.00         86,661.75     86,661.75        0.00        0.00         8.04      B-2
B-2  Carryover Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00
B-2  Writedown Interest    0.00         0.00              0.00          0.00        0.00        0.00         0.00

X                                       0.00        609,733.39    609,733.39        0.00        0.00                    X

Service Fee                             0.00        179,718.58          0.00        0.00  179,718.58
                             ---------------------------------------------------------------------

                                        0.00      2,010,689.36  1,830,970.78        0.00  179,718.58



   Mezzanine Reserve Fund Deposit                                 431,325.00
   B-1 Reserve Fund                                               323,494.00
   B-2 Reserve Fund                                                34,632.97





           Certificate            TOTAL
              Class            DISTRIBUTION
                         ---------------------------------


                                     2,220,768.70
A-1
A-1  Carryover Interest
A-1  Writedown Interest
                                       201,648.33
A-2
A-2  Carryover Interest
A-2  Writedown Interest
                                       191,404.17
A-3
A-3  Carryover Interest
A-3  Writedown Interest
                                       138,682.25
A-4
A-4  Carryover Interest
A-4  Writedown Interest
                                       206,231.25
A-5
A-5  Carryover Interest
A-5  Writedown Interest
                                       129,393.33
A-6
A-6  Carryover Interest
A-6  Writedown Interest
                                       120,655.98
B-1
B-1  Carryover Interest
B-1  Writedown Interest
                                        86,661.75
B-2
B-2  Carryover Interest
B-2  Writedown Interest
                                       609,733.39
X
                                             0.00
Service Fee                 ---------------------

                                     3,905,179.15






  Mezzanine Reserve Fund Deposit       431,325.00
   B-1 Reserve Fund                    323,494.00
   B-2 Reserve Fund                     34,632.97